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                                                              Exhibit 23.01


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated August 4, 1997 included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 333-20057 and 333-20073.


                                                    /s/ ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
 August 4, 1997